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                                                                    EXHIBIT 23.7

                        [RYDER SCOTT COMPANY LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1998 into the Company's Registration Statement on Form S-4, to which this consent is an exhibit.

     We hereby consent to the references to our firm under the heading "Experts" in the prospectus included in the Registration Statement.


                                                /s/ RYDER SCOTT COMPANY
                                                    PETROLEUM ENGINEERS
                                                ------------------------------
                                                RYDER SCOTT COMPANY
                                                PETROLEUM ENGINEERS

Houston, Texas
February 15, 1999